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                                                                   EXHIBIT 99.11

                    STOCKHOLDERS RIGHTS AND CO-SALE AGREEMENT


                  THIS STOCKHOLDERS RIGHTS AND CO-SALE AGREEMENT (this "Agreement"), dated as of October 15, 2002, between Leucadia National Corporation, a New York corporation ("Investor"), and WilTel Communications Group, Inc. (the "Company").

                  A. Williams Communications Group, Inc., the predecessor to the Company, and Investor have entered into an Investment Agreement, dated as of July 26, 2002, as amended on September 30, 2002 and October 15, 2002 (the "Investment Agreement"), pursuant to which, among other things, on the terms and subject to the conditions thereof, Investor has acquired shares of common stock of the Company ("Common Stock").

                  B. The Company and the Bondholders desire to make certain provisions in respect of their relationship.

                  C. The parties wish to enter into this Agreement as contemplated by the chapter 11 reorganization plan (the "Chapter 11 Plan") of Williams Communications Group, Inc., the predecessor to the Company.

                  NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

                  1. Definitions. In addition to the terms defined elsewhere herein, the following terms have the following meanings when used herein with initial capital letters:

                  "Actual Additional Issuance" means the consummation of any issuance by the Company, other than pursuant to a Public Offering, of Securities or Other Securities to the Investor during the period beginning after the Effective Date and ending on the fifth anniversary of the Effective Date.

                  "Affidavit" means a written statement by a Holder substantially in the form attached hereto as Exhibit A.

                  An "Affiliate" of any Person means any other Person, that, directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such Person; and, for the purposes of this definition only, "control" (including the terms "controlling", "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management, policies or activities of a Person whether through the ownership of securities, by contract or agency or otherwise, provided, however, as such term is used in this Agreement, the Investor shall not be included as an Affiliate of the Company.

                  "Assumption Agreement" means an agreement in writing in substantially the form of Exhibit B pursuant to which the party thereto agrees to be bound on the terms and provisions of this Agreement.


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                  A Person will be deemed the "beneficial owner" of, and will be deemed to "beneficially own," and will be deemed to have "beneficial ownership" of:

                           (i) any securities that such Person or any of such
                  Person's Affiliates is deemed to "beneficially own" within the meaning of Rule 13d-3 under the Exchange Act, as in effect on the date of this Agreement and any securities deposited into a trust established by the Person the sole beneficiaries of which are the shareholders of the Person; and

                           (ii) any securities (the "underlying securities")
                  that such Person or any of such Person's Affiliates has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (written or oral), or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise (it being understood that such Person will also be deemed to be the beneficial owner of the securities convertible into or exchangeable for the underlying securities);

                           (iii) any securities beneficially owned by persons
                  that are part of a "group" (within the meaning of Rule 13d-5(b) under the Exchange Act) with such Person.

                  "Board" means the Board of Directors of the Company.

                  "Board Approval" means the prior written consent specifically expressed in a resolution approved by a majority of the members of the Board who are Independent Company Directors.

                  "Chapter 11 Plan" means the plan of reorganization of Williams Communications Group, Inc. filed with the United States Bankruptcy Court for the Southern District of New York.

                  "Common Stock Equivalent Securities" means any equity securities issued by the Company the terms of which entitle the holders to participate in dividends with Common Stock or vote generally in the election of directors of the Company.

                  "Debt Securities" means Williams Communications Group, Inc.'s 10.70% Senior Redeemable Notes due 2007, 10.875% Senior Redeemable Notes due 2009, 11.70% Senior Redeemable Notes due 2008, and 11.875% Senior Redeemable Notes due 2010.

                  "Effective Date" means October 15, 2002.

                  "Escrow Agreement" means the Escrow Agreement dated as of October 15, 2002 between the Company, The Williams Companies, Inc., the Investor and The Bank of New York as Escrow Agent.

                  "Escrow Unwind" means the surrender by the Investor to the Company of the Common Stock issued to the Investor pursuant to the Investment Agreement and the surrender by the Investor to The Williams Companies, Inc. of the Common Stock distributed to the


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Investor pursuant to the Chapter 11 Plan, all in accordance with the terms of
Section 5 of the Escrow Agreement.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Excluded Securities" means (i) securities issued as a dividend on the Common Stock, (ii) securities issued pursuant to exercise, conversion or exchange of securities or rights previously issued by the Company for which the Company complied with Section 2 or 3 of this Agreement, or (iii) securities issued to directors and officers of the Company pursuant to management compensation plans or arrangements approved by a majority of the Independent Company Directors.

                  "Exempt Transactions" means (i) any sale of Securities pursuant to a Public Offering or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act; (ii) any Transfer of Securities to an Affiliate of the Investor who also executes and becomes bound by an Assumption Agreement or (iii) any dividend or other distribution of Securities to shareholders, partners or members of the Investor or its Affiliates; provided that if any such shareholder, partner or member is also an Affiliate of the Investor that such shareholder, partner or member also executes and becomes bound by an Assumption Agreement.

                  "Holder" means any Initial Holder or any Permitted Transferee, in each case who, together with its Affiliates, maintains beneficial ownership of at least 100 shares of Common Stock received in the Chapter 11 Plan; provided, however, in the event (i) any Holder is not an Initial Holder, (ii) such Holder obtained the benefits of this Agreement from the Transfer of Common Stock directly or indirectly from an Initial Holder, and (iii) such Holder is required to provide notices or otherwise act under this Agreement, then such action shall be taken by such Initial Holder.

                  "Independent Company Director" means an individual who is a member of the Board who (a) is "independent" of the Company within the meaning of (i) the rules of the New York Stock Exchange, or if the Company is listed or traded on another stock exchange, the principal stock exchange on which the Common Stock is listed or traded and (ii) the applicable rules of the SEC, in each case as may be in effect from time to time, (b) is not a Related Investor Party pursuant to any of clauses (a) - (d) of the definition of Related Investor Party, and (c) is not an officer or employee of the Company or any of its Affiliates; provided however that no more than two of the Purchaser Designees who meet the provisions of the foregoing clauses (a) through (c) shall be deemed to be Independent Company Directors for the purposes of this Agreement even if more than two Purchaser Designees otherwise meet the provisions of the foregoing clauses (a) through (c).

                  "Initial Holder" means each Person who (i) beneficially owned Debt Securities immediately prior to the Effective Date; (ii) receives beneficial ownership of Common Stock in the Chapter 11 Plan (other than the Investor), and (iii) submits an Affidavit to the Company within 90 days after the Effective Date.


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

                  "Investor" means Leucadia National Corporation, a New York corporation, and its Affiliates.

                  "Investor's Prorata Share," as of any date of determination, means a fraction, (i) the numerator of which shall be the sum of (a) the total number of shares of Common Stock beneficially owned by the Investor and, without duplication, (b) the total number of shares of Common Stock issuable upon the exercise, exchange or conversion of Common Stock Equivalents or Securities beneficially owned by the Investor, in each case as of such date of determination, and (ii) the denominator of which shall the sum of (a) the total number of shares of Common Stock held by all shareholders of the Company, including the Investor and (b) the total number of shares of Common Stock issuable upon the exercise, exchange or conversion of Common Stock Equivalents or Securities held by all shareholders of the Company, including the Investor, in each case as of such date of determination.

                  "Other Securities" means all securities of the Company and its subsidiaries, other than the Securities and the Excluded Securities, and all other financing arrangements, whether or not such financing arrangements would in accordance with generally accepted accounting principles be reflected as indebtedness on the consolidated balance sheet of the Company and its subsidiaries.

                  "Pay-to-Play Holder" shall mean a Holder who, pursuant to the Plan, paid $25,000 for the right to participate in the benefits provided by
Section 4 of this Agreement.

                  "Permitted Transferee" means (A) any Affiliate of any Holder to whom shares of Common Stock held at any time by any Initial Holder are Transferred (so long as such Affiliate remains an Affiliate of such Holder) or
(B) any shareholder, partner or member of any Holder or any Affiliate of any Holder (so long as such Affiliate remains an Affiliate of such Holder) who receives Common Stock pursuant to a dividend or distribution on shares of Common Stock held at any time by the Initial Holder.

                  "Person" means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity.

                  "Proposed Additional Issuance" means the proposed issuance by the Company of Securities or Other Securities to the Investor during the period beginning after the Effective Date and ending on the fifth anniversary of the Effective Date.

                  "Prospectus" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of the Rights and the Securities issuable upon exercise of the Rights covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  "Prorata Share" means, with respect to any Holder, a fraction,
(i) the numerator of which shall be the sum of (A) the number of shares of Common Stock issued to the Holder in the


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Chapter 11 Plan and (B) the number of shares of Common Stock issued in the
Chapter 11 Plan to an Initial Holder which are directly or indirectly subsequently transferred to such Holder so long as such Holder is a Permitted Transferee thereof, and (ii) the denominator of which shall be the total number of shares of Common Stock issued pursuant to the Chapter 11 Plan.

                  "Public Offering" means any sale of Securities to the public pursuant to an offering registered under the Securities Act.

                  "Purchaser Designee" means an individual designated by the Investor for election to the Board pursuant to the Stockholders Agreement.

                  "Registration Statement" means any registration statement of the Company under the Securities Act that covers the Rights and the Securities issuable upon exercise of the Rights, including the related Prospectus, all amendments and supplements to such registration statement (including post-effective amendments), all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                  "Related Investor Party" means any of the following: (a) an individual who is not "independent" of the Investor within the meaning of the rules of the New York Stock Exchange and applicable rules of the Securities and Exchange Commission, in each case as may be in effect from time to time, (b) an individual who is an Affiliate of the Investor or an officer, director or employee of the Investor, (c) an individual or entity that is the beneficial owner of more than 10% of the voting power of the Investor, (d) an individual or entity that has any relationship of the type that would be required to be disclosed by the Investor under Item 404(b) of Regulation S-K under the Exchange Act and the Securities Act if the Investor were the "registrant" and the individual was a director or nominee for election as a director to the board of directors of the Investor, and (e) any Purchaser Designee that is not an Independent Company Director.

                  "Rights" means collectively non-transferable rights to acquire at the Subscription Price a number of Securities or Other Securities as set forth in Section 3.

                  "SEC" means the Securities and Exchange Commission.

                  "Securities" means the Common Stock, all other Common Stock Equivalent Securities of the Company and its subsidiaries and all other securities that are convertible into, exchangeable for or exercisable for any such securities within five years after the issuance of such convertible, exchangeable or exercisable securities, other than the Excluded Securities.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Stockholders Agreement" means the Stockholders Agreement, dated as of October 15, 2002, between Leucadia National Corporation, a New York corporation, and the Company, as in effect on the Effective Date.

                  "Subscription Price" means the price per Security of the Securities or Other Securities that was paid by the Investor in an Actual Additional Issuance or that will be paid by the Investor in a Proposed Additional Issuance.


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                  "Transfer" means any sale, transfer, assignment or other
direct or indirect disposition.

                  2. Pre-Emptive Rights for Securities.

                        (a) If the Company intends to issue or sell or authorizes the issuance or sale of any Securities to the Investor in a Proposed Additional Issuance, the Company shall comply with this Section 2 unless, at the Company's option, it chooses to comply with Section 3 following the consummation of such Proposed Additional Issuance.

                        (b) The Company shall by written notice (the
"Pre-Emptive Rights Notice") offer to each Holder the right to participate in such Proposed Additional Issuance. The Pre-Emptive Rights notice shall describe the terms of the Proposed Additional Issuance, including (i) the type and class of Securities being offered, (ii) the Subscription Price, (iii) the payment terms, (iv) the total amount of Securities the Company desires to issue, and (v) the Initial Holder Percentage (as defined below), or sufficient information for each Holder to calculate such Holder's Initial Holder Percentage, of such Securities that each Holder is permitted to purchase.

                        (c) The initial percentage of the total Securities to be issued in the Proposed Additional Issuance that any Holder shall be permitted to purchase shall be equal to the quotient determined by dividing (A) such Holder's Prorata Share by (B) the sum of all Holders' Prorata Shares and the Investor's Prorata Share immediately prior to the consummation of such Proposed Additional Issuance (the foregoing percentage is referred to as the "Initial Holder Percentage").

                        (d) Each Holder shall have the option to purchase in the Proposed Additional Issuance all, but not less than all, of the Securities representing the Initial Holder Percentage at the Subscription Price. In order to be entitled to purchase rights hereunder, each Holder must deliver a written notice (an "Election Notice") to the Company describing its election hereunder. As part of such Election Notice, such Holder shall certify (A) that it meets the definition of "Holder" set forth in Section 1 above, and (B) as to the number of shares of Common Stock that such Holder beneficially owns as of the date of such Election Notice that were received by such Holder pursuant to the Chapter 11 Plan and/or directly or indirectly were received by such Holder as a Permitted Transferee from an Initial Holder. Such Election Notice must be delivered to the Company during the 15-day period (the "Offering Period") following such Holder's receipt of the Pre-Emptive Rights Notice from the Company. Any such election by a Holder shall be irrevocable by the Holder during the 60-day period following expiration of the Offering Period, but shall automatically expire at such time if the Company for any reason has failed to consummate any issuance and sale of Securities pursuant to the Proposed Additional Issuance prior thereto. Any Holder who properly delivers such Election Notice shall be deemed a "Purchasing Holder."

                        (e) Upon the expiration of the Offering Period and during the 90-day period immediately thereafter (the end of such period is referred to as the "Expiration Date"), the Company shall be entitled to sell to the Investor an initial percentage of the total Securities to be issued in the Proposed Additional Issuance equal to the quotient determined by dividing (A) the


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Investor's Prorata Share immediately prior to the consummation of such Proposed
Additional Issuance by (B) the sum of all Holders' Prorata Shares and the Investor's Prorata Share immediately prior to the consummation of such Proposed Additional Issuance (the foregoing percentage is referred to as the "Initial Investor Percentage").

                        (f) Notwithstanding the foregoing, to the extent the total amount of Securities the Company desires to issue and sell in any Proposed Additional Issuance is not fully subscribed by the Holders and the Investor, then each Purchasing Holder and the Investor may purchase additional Securities (the "Oversubscription Securities") up to the total amount of Securities the Company desires to issue and sell in any Proposed Additional Issuance as set forth in the Pre-Emptive Rights Notice (the "Oversubscription"). The percentage of the Oversubscription Securities to be issued in the Proposed Additional Issuance that any Purchasing Holder shall be permitted to purchase shall be equal to the quotient determined by dividing (A) such Purchasing Holder's Prorata Share by (B) the sum of all Purchasing Holders' Prorata Shares and the Investor's Prorata Share immediately prior to the consummation of such Proposed Additional Issuance (the foregoing percentage is referred to as the "Oversubscription Holder Percentage"). The percentage of the Oversubscription Securities to be issued in the Proposed Additional Issuance that the Investor shall be permitted to purchase shall be equal to the quotient determined by dividing (A) the Investor's Prorata Share immediately prior to the consummation of such Proposed Additional Issuance by (B) the sum of all Purchasing Holders' Prorata Shares and the Investor's Prorata Share immediately prior to the consummation of such Proposed Additional Issuance (the foregoing percentage is referred to as the "Oversubscription Investor Percentage"). In the event of an Oversubscription, the Company shall by written notice (the "Oversubscription Notice") offer to each Purchasing Holder the right to participate in such Oversubscription. The Oversubscription Notice shall describe the terms of the Oversubscription, including (i) the type and class of Securities being offered (which shall be the same as set forth in the Pre-Emptive Rights Notice), (ii) the Subscription Price (which shall be the same as set forth in the Pre-Emptive Rights Notice), (iii) the payment terms (which shall be the same as set forth in the Pre-Emptive Rights Notice), (iv) the total amount of Securities the Company desires to issue (which shall be the same as set forth in the Pre-Emptive Rights Notice), and (v) the percentage of such Oversubscription Securities that each Purchasing Holder is permitted to purchase. Each Purchasing Holder shall be entitled to purchase in the Oversubscription all, but not less than all, of the Oversubscription Securities representing such Purchasing Holder's Oversubscription Holder Percentage at the Subscription Price. In order to exercise its purchase rights hereunder, each Purchasing Holder must deliver an Election Notice to the Company during the 15-day period (the "Oversubscription Period") following such Purchasing Holder's receipt of the Oversubscription Notice from the Company. Any such election by a Holder shall be irrevocable by the Holder during the 60-day period following expiration of the Oversubscription Period, but shall automatically expire for all Purchasing Holders at such time if the Company for any reason has failed to consummate any issuance and sale of Securities pursuant to the Proposed Additional Issuance prior thereto.

                        (g) Upon the expiration of the Oversubscription Period and during the 90-day period immediately thereafter (the end of such period is referred to as the "Final Expiration Date"), the Company shall be entitled to sell to the Investor (i) a percentage of the Oversubscription Securities represented by the Oversubscription Investor Percentage, plus


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(ii) any additional Oversubscription Securities not purchased by the Purchasing
Holders pursuant to the foregoing paragraph (f).

                        (h) For example, assume the Company desires to issue 100,000 Securities in a Proposed Additional Issuance, and at the time of the first mailing of the Election Notice (and immediately prior to the consummation of the Proposed Additional Issuance), there are 200,000 shares of Common Stock outstanding, 90,000 shares of which are held by the Investor, none of which are held by Affiliates of the Investor, and 10,000 shares of which are held by 11 Holders. Then, each Holder's Initial Holder Percentage is 5.0% (i.e., 10,000 shares held by each Holder divided by the sum of 90,000 shares held by the Investor and 110,000 shares held by all the Holders). Similarly, the Initial Investor Percentage is 45.0% (i.e., 90,000 shares held by the Investor divided by the sum of 90,000 shares held by the Investor and 110,000 shares held by all the Holders). If each of 7 Holders return an Election Notice indicating such Holder elects to purchase all, but not less than all, Securities available to such Holder based on such Holder's Initial Holder Percentage, then such Holder would be entitled to purchase 5,000 Securities (5% Initial Holder Percentage multiplied by 100,000 Securities); all 7 Holders would be entitled to purchase a total of 35,000 Securities (5,000 Securities per Holder multiplied by 7 Holders); and the Investor would be entitled to purchase 45,000 Securities (45% Initial Investor Percentage multiplied by 100,000 Securities), resulting in the issuance of 80,000 Securities by the Company. Since the Company desires to issue 100,000 Securities, there would be 20,000 Securities remaining for the Oversubscription. Since the Oversubscription is only available to the Investor and the 7 Purchasing Holders, then each Purchasing Holder's Oversubscription Holder Percentage is 6.25% (i.e., each Purchasing Holder's Prorata Share of 5% divided by the sum the Investor's Prorata Share of 45% and all 7 Purchasing Holders' Prorata Shares of 35%). Similarly, the Oversubscription Investor Percentage is 56.25% (i.e., the Investor's Prorata Share of 45% divided by the sum of the Investor's Prorata Share of 45% and all 7 Purchasing Holders' Prorata Share of 35%). If each of 2 Purchasing Holders returns an Oversubscription Notice indicating such Purchasing Holder elects to purchase all, but not less than all, Securities available to such Holder in the Oversubscription based on such Holder's Oversubscription Holder Percentage, then such Holder would be entitled to purchase 1,250 Securities (i.e., 6.25% Oversubscription Holder Percentage multiplied by 20,000 Oversubscription Securities); all 2 Purchasing Holders would be entitled to purchase a total of 2,500 Oversubscription Securities (i.e., 1,250 Securities per Purchasing Holder multiplied by 2 Purchasing Holders), and the Investor would be entitled to purchase 11,250 Securities (i.e., 56.25% Oversubscription Investor Percentage multiplied by 20,000 Oversubscription Securities), resulting in the issuance of 13,750 Securities by the Company in the Oversubscription for a total of 93,750 Securities. Since the Company desires to issue 100,000 Securities, and since there are 6,250 Securities remaining after the receipt of all Election Notices and Oversubscription Notices, the remaining 6,250 Securities may be purchased by the Investor. Accordingly, pursuant to this example, each of 5 Holders is entitled to purchase 5,000 Securities, each of 2 Holders is entitled to purchase 6,250 Securities and the Investor is entitled to purchase 62,500 Securities for an aggregate total of 100,000 Securities.

                        (i) No fractional Securities or cash in lieu of fractional Securities shall be issued or paid pursuant to this Section 2, and the number of Securities purchased by any Holder pursuant to this Section 2 shall be rounded up to the nearest whole number.


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

                        (j) Any Securities offered or sold by the Company after the Final Expiration Date must be reoffered to each Holder in accordance with the terms of this Section 2, unless the Company otherwise complies with Section 3.

                  3. Rights Offerings for Securities.

                        (a) Following any Actual Additional Issuance of Securities with respect to which the Company did not comply with Section 2 hereof, the Company shall comply with this Section 3.

                        (b) Within 180 days following any Actual Additional Issuance of Securities, the Company shall use its best efforts to commence (by delivery of a Prospectus) an offer of Rights (the "Rights Offering") to all Holders in an offering registered under the Securities Act. The number of Securities available for purchase by all Holders pursuant to the Rights Offering will be up to a number calculated by multiplying the number of Securities issued to the Investor in an Actual Additional Issuance by a fraction, the numerator of which is all Holders' Prorata Shares and the denominator of which is the Investor's Prorata Share immediately prior to the consummation of the Actual Additional Issuance. The number of Securities available for purchase by each Holder pursuant to the Rights Offering will be up to a number calculated by multiplying the number of Securities available for purchase by all Holders pursuant to the Rights Offering by a fraction, the numerator of which is such Holder's Prorata Share and the denominator of which is all Holders' Prorata Shares. At the Company's option, Actual Additional Issuances consummated during such 180 days may be combined in one Rights Offering.

                        (c) For example, assume the Company issues 100,000 Securities in an Actual Additional Issuance and, immediately prior to the consummation of the Actual Additional Issuance, there are 200,000 shares of Common Stock outstanding, 90,000 shares of which are held by the Investor, none of which are held by Affiliates of the Investor, and 10,000 shares of which are held by 11 Holders. Then, each Holder's Pro Rata Share totals 5% (10,000 shares held by each Holder divided by the sum of 90,000 shares held by the Investor and 110,000 shares held by all 11 Holders); all Holders' Pro Rata Shares total 55% (110,000 shares held by all 11 Holders divided by the sum of 90,000 shares held by the Investor and 110,000 shares held by all 11 Holders); and the Investor's Pro Rata Share totals 45% (90,000 shares held by the Investor divided by the sum of 90,000 shares held by the Investor and 110,000 shares held by all 11 Holders). The number of Securities available for purchase by all Holders pursuant to the Rights Offering would be 122,222 (100,000 Securities issued to the Investor multiplied by a fraction, the numerator of which is all Holders' Prorata Shares of 55% and the denominator of which is the Investor's Prorata Share of 45%). The number of Securities available for purchase by each Holder pursuant to the Rights Offering would be 11,111 (122,222 multiplied by a fraction, the numerator of which is such Holder's Prorata Share of 5% and the denominator of which is all Holders' Prorata Shares of 55%).

                        (d) In the Rights Offering, the Company shall distribute to each Holder, at no cost to the Holder (other than applicable taxes), the Rights. The Rights shall be non-transferable and shall be evidenced by subscription certificates (the "Subscription Certificates").


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

                        (e) No fractional Rights or cash in lieu of fractional Rights shall be issued or paid, and the number of Rights distributed to each Holder shall be rounded up to the nearest whole number. No Subscription Certificate may be divided in such a way as to permit the Holders to receive a greater number of Rights than the number to which such Subscription Certificate entitles its holder. The Company may refuse to issue any such Subscription Certificate, if such issuance would, in the Company's sole and absolute discretion, be inconsistent with the principles underlying the Rights Offering.

                        (f) The Rights shall expire at 5:00 p.m., New York time, on a date determined by the Company (the "Expiration Date"), which shall not be fewer than 30 days or more than 60 days after the Rights Offering commences. After the Expiration Date, all unexercised Rights shall be null and void. The Company shall not be obligated to honor any purported exercise of Rights received by the Company designated subscription agent (the "Subscription Agent") after the Expiration Date, regardless of when the documents relating to such exercise were sent.

                        (g) Any Subscription Price payable in cash shall be payable in full by check or bank draft drawn upon a U.S. bank or postal, telegraphic or express money order payable to the Subscription Agent.

                        (h) Rights may be exercised by delivering to the Subscription Agent, on or prior to 5:00 p.m., New York time, on the Expiration Date, the properly completed and executed Subscription Certificate evidencing such Rights with any required signature guaranties, together with payment in full of the Subscription Price for the number of Securities being acquired pursuant to the exercise of such Rights. In addition, as part of the Subscription Certificate, each Holder shall certify (A) that it meets the definition of "Holder" set forth in Section 1 above, and (B) as to the number of shares of Common Stock that such Holder beneficially owns as of the date of such Subscription Certificate that were received by such Holder pursuant to the Chapter 11 Plan and/or directly or indirectly were received by such Holder as a Permitted Transferee from an Initial Holder. If cash, the Subscription Price shall be deemed to have been received by the Subscription Agent only upon (i) clearance of any uncertified checks, or (ii) receipt by the Subscription Agent of any certified check or bank draft drawn upon a U.S. bank or of any postal, telegraphic or express money order.

                        (i) Subject to the terms hereof, the Rights Offering may contain such other terms as the Company shall in good faith determine to be appropriate.

                        (j) The Company will be entitled to postpone commencement of or suspend any Rights Offering for a reasonable period of time not in excess of 90 calendar days, if the Board of Directors of the Company determines, in the good faith exercise of its reasonable business judgment, that such registration and offering would materially interfere with bona fide financing plans of the Company or would require disclosure of information, the premature disclosure of which could reasonably be expected to materially and adversely affect the Company; provided, however, that the Company may not exercise such right more than twice or for an aggregate of more than 180 calendar days during any twelve month period.

                  4. Pre-Emptive Rights and Co-Sale Rights for Other Securities. If the Company intends to issue or sell or authorizes the issuance or sale of any Other Securities to the Investor in a Proposed Additional Issuance or in an Actual Additional Issuance, it shall consult with and obtain approval from the Investor with respect to whether the Company shall choose to comply with Section 2 or Section 3 of this Agreement. If, after consulting with and obtaining approval from the Investor, the Company intends to issue or sell or authorizes the issuance or sale of any Other Securities to the Investor in a Proposed Additional Issuance, the Company shall offer such Other Securities to all Pay-to-Play Holders in accordance with this Section 2. If, after consulting with and obtaining approval from the Investor, the Company intends to issue or sell or authorizes the issuance or sale of any Other Securities to the Investor in an Actual Additional Issuance, the Company shall comply with Section 3. For purposes of determining compliance with Section 2 in connection such issuance or sale of any Other Securities, the "Pay-to-Play Holders" shall replace the term "Holders" in Section 2, "Other Securities" shall replace the term "Securities" in Section 2 and references in Section 2 to "Proposed Additional Issuance" will be deemed to exclude Securities. For purposes of determining compliance with this Section 3 in connection with any Actual Additional Issuance of Other Securities, the "Pay-to-Play Holders" shall replace the term "Holders" in
Section 3, "Other Securities" shall replace the term "Securities" in Section 3 and references in Section 3 to "Actual Additional Issuance" will be deemed to exclude Securities. Notwithstanding the foregoing, in connection with the issuance of any Other Securities in a Proposed Additional Issuance, the Company shall not be required to comply with Section 2 with respect to any particular Holder if (i) such Holder is not an "accredited investor" under Regulation D of the Securities Act, or (ii) after using reasonable best efforts to comply with applicable laws with respect to such Holder, compliance with Section 2 would violate applicable laws; provided, however, if the Company can comply with applicable laws with respect to such Holder by the filing of any documents with governmental authorities (other than the filing of a registration statement with the SEC), by delivering information to such Holder (other than a prospectus pursuant to a public offering) or by obtaining information from such Holder, then the Company shall use its reasonable best efforts to take such action or shall, instead, comply with Section 3 regardless of whether the Company has sought the approval of the Investor to comply with Section 3. Notwithstanding the foregoing, in connection with the issuance of any Other Securities in an Actual Additional Issuance, the Company shall not be required to comply with
Section 3 with respect to any particular Holder if (i) such Holder is not an "accredited investor" under Regulation D of the Securities Act, or (ii) after using reasonable best efforts to comply with applicable laws with respect to such Holder, compliance with Section 3 would violate applicable laws; provided, however, if the Company can comply with applicable laws with respect to such Holder by the filing of any documents with governmental authorities (other than the filing of a registration statement with the SEC), by delivering information to such Holder (other than a prospectus pursuant to a public offering) or by obtaining information from such Holder, then the Company shall use its reasonable best efforts to take such action or shall, instead, comply with
Section 2 regardless of whether the Company has sought the approval of the Investor to comply with Section 2.

                  5. Calculation of Ownership; Limitation on Ownership Acquired in Offering.

                        (a) For purposes of making any ownership calculations pursuant to this Agreement, the Company shall be entitled to rely on any reports filed by the Investor pursuant to Rule 13-d under the Exchange Act or on any written statements provided to the Company by the Investor.

                        (b) Notwithstanding anything to the contrary in this Agreement, in no event will any Holder be entitled to Rights or Securities issuable pursuant to Sections 2 or 3, to the extent that the acquisition of such Rights or Securities would constitute a transaction prohibited by the Certificate of Incorporation of the Company and no action of the Board of Directors of the Company in connection with performing its obligations hereunder will be deemed to be approval by the Board of Directors of the Company of such acquisition for purposes of the Certificate of Incorporation of the Company.

                  6. Co-Sale Rights.

                        (a) During the period beginning on the Effective Date and ending on the fifth anniversary thereof, at least 15 days prior to a Transfer of shares of Securities representing 33% or more of the number of shares of Common Stock then outstanding, in any transaction or series of related transactions, including without limitation a Transfer of an Affiliate of an Investor to a Person who is not the Investor or an Affiliate of the Investor (other than in Exempt Transactions) (a "Sale"), by the Investor, the Investor making such Transfer (collectively, the "Transferring Investor") shall deliver a written notice (the "Sale Notice") to the Company, specifying in reasonable detail the identity of the prospective Transferee(s), the number of Securities to be transferred, the terms and conditions of the Transfer, a good faith estimate of the out-of-pocket expenses incurred to date and the out-of-pocket expenses reasonably expected to be incurred in the future in connection with the proposed Transfer. Upon receipt of a Sale Notice, the Company shall promptly, and in any event within five (5) days, deliver a copy thereof to each of the Holders. Each Holder may elect to participate in the contemplated Transfer at the price per Security and on the terms specified in the Sale Notice by delivering written notice to the Transferring Investor within 15 days after delivery of the Sale Notice to the Company the "Participation Notice"). In addition, as part of the Participating Notice, the Participating Holder shall be required to state (A) that it meets the definition of "Holder" set forth in
Section 1 above, and (B) the number of shares of Common Stock that such Holder beneficially owns as of the date of such Participating Notice that were received by such Holder pursuant to the Chapter 11 Plan and/or directly or indirectly were received by such Holder as a Permitted Transferee from an Initial Holder. If any Holder elects to participate in such Transfer (the "Participating Holder"), the Transferring Investor and each such Participating Holder shall be entitled to sell in the contemplated Transfer, at the price and on the terms substantially as set forth in the Sale Notice, a number of shares of Securities equal to the product of (i) the quotient determined by dividing the percentage of Securities then owned by such Person (collectively with its Affiliates, but without duplication) by the aggregate percentage of Securities then owned by the Transferring Investor and all Participating Holders (each determined collectively with the holdings of its Affiliates, but without duplication) and
(ii) the number of Securities to be sold in the contemplated Transfer.

For example, if the Sale Notice contemplated a sale of 100 shares of Common Stock by the Transferring Investor, and if the Transferring Investor at such time owns 40% of all outstanding shares of Common Stock and if one Holder elects to participate and owns 20% of all outstanding shares of Common Stock, the Transferring Investor would be entitled to sell 67 shares of

Common Stock (40% / 60% x 100 shares) and the Participating Holder would be entitled to sell 33 shares of Common Stock (20% / 60% x 100 shares).

                        (b) Each Transferring Investor shall use best efforts to obtain the agreement of the prospective Transferee(s) to the participation of the Participating Holders in any contemplated Transfer, and no Transferring Investor shall Transfer any Securities to any prospective Transferee if such prospective Transferee(s) declines to allow the participation of such Participating Holders. Each of the Transferring Investor and Participating Holders shall pay its own expenses and shall be obligated to join on a several basis (based on the number of Securities so sold by such Person) in any indemnification or other obligation that the Transferring Investor agrees to provide in connection with such Transfer. Notwithstanding the foregoing, (i) if the Transferring Investor undertakes any such obligations that relates specifically to such Transferring Investor, such as indemnification with respect to representations and warranties given by such Transferring Investor regarding such Transferring Investor's title to and ownership of Securities subject to such Transfer, no Participating Holder shall be required to provide indemnification with respect to or shall otherwise be liable for such obligations; (ii) no Participating Holder shall be obligated to make any representations and warranties relating to the business or capitalization of, or any other matter relating to, the Company and its subsidiaries, (iii) no Participating Holder shall have any liability relating to any other Participating Holder's representations and warranties; and (iv) no Participating Holder shall be obligated in connection with such Transfer to agree to indemnify or hold harmless the Transferees or any other transferor with respect to an amount in excess of the net cash proceeds paid to such Participating Holder in connection with such Transfer in the absence of bad faith or fraud.

                        (c) Transfers of shares of Securities as contemplated by the Escrow Agreement in the event of an Escrow Unwind shall not be subject to this Section 6.

                  7. Registration under Exchange Act; Listing on National Exchange.

                        (a) The Company will use it reasonable best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner, and will cooperate with any of its shareholders (including without limitation by making such representations as any such shareholder may reasonably request), all to the extent required from time to time to enable such shareholder to sell Securities without registration under the Securities Act within the limitations of the exemptions provided by Rules 144 and 144A (including, without limitation, the requirements of Rule 144A(d)(4)). Upon the request of any shareholder, the Company will deliver to such shareholder a written statement as to whether it has complied with such filing requirements.

                        (b) The Company will use its reasonable best efforts to cause all shares of Common Stock to be (i) listed on the New York Stock Exchange or another national securities exchange if the securities qualify to be so listed, or (ii) authorized to be quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or the National Market System of NASDAQ, if the securities qualify to be so quoted.

                  8. Third Party Beneficiaries. It is expressly contemplated hereby that each Holder and each shareholder of the Company shall be a third party beneficiary hereunder, subject to any and all limitations, restrictions and obligations provided herein. This Agreement and all of its provisions and conditions are for the benefit of the parties to this Agreement and each Holder and shareholder as a third party beneficiary.

                  9. Notices. All notices, requests and other communications, including delivery of the Prospectus, to the Company or the Holders will be in writing (including telecopy or similar writing in the case of the Company) and will be given:

                  If to the Company, to:

                           WilTel Communications Group, Inc.
                           One Technology Center
                           Tulsa, Oklahoma  74103
                           Attention:  P. David Newsome, Jr., Esq.
                           Fax: (918) 547-0048

                  with a copy to:

                           Jones, Day, Reavis & Pogue
                           222 East 41st Street
                           New York, New York  10017
                           Attention:  Corinne Ball, Esq.
                           Fax: (212) 755-7306

                  If to Investor, to:

                           Leucadia National Corporation
                           315 Park Avenue South
                           New York, New York  10010
                           Attention:  Joseph Steinberg
                           Fax: (212) 598-3241

                  with a copy to:

                           Schulte Roth & Zabel, LLP
                           919 Third Avenue
                           New York, New York  10022
                           Attention:  Michael L. Cook, Esq.
                                       Michael R. Littenberg, Esq.
                           Fax:  (212) 593-5955

and if to the Holders, to the address included on such Holder's Affidavit, or such other address, or telecopier number in the case of the Company, as such party may hereafter specify by notice in writing to the Company, in the case of the Holders, or to the Holders in the case of the Company. Each such notice, request or other communication will be effective only when actually delivered at the address specified in this Section 9, if delivered prior to 5:00 (local time) and such day is a business day, and if not, then such notice, request or other communication will not be effective until the next succeeding business day.

                  10. Amendments: No Waivers.

                        (a) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Company, Investor and a majority of the Holders who have submitted Affidavits to the Company within 90 days after the Effective Date, or in the case of a waiver, by the party against whom the waiver is to be effective.

                        (b) No failure or delay by any party in exercising any right, power or privilege hereunder will operate as a waiver thereof nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided will be cumulative and not exclusive of any rights or remedies provided by law.

                  11. Successors and Assigns. The provisions of this Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided, however, that (i) other than as permitted by clauses (ii) and (iii) of this sentence, none of the parties may assign, delegate or otherwise transfer any of their rights or obligations under this Agreement without the written consent of the other parties hereto, (ii) none of the rights and obligations of any Holder may be assigned, delegated or otherwise transferred under this Agreement to any Person to whom such Holder transfers Common Stock without the prior written consent of the Company and the Investor and (iii) the Investor may assign, delegate or otherwise transfer its rights or obligations to an Affiliate, so long as such Affiliate executes and is bound by an Assumption Agreement, so long as the Investor so notifies the Company of the rights and obligations assumed, and so long as the Investor remains bound by this Agreement.

                  12. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which will be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement will become effective when each of the Company and the Investor receives a counterpart hereof signed by each party.

                  13. Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, between the parties with respect thereto.

                  14. Governing Law. This Agreement will be construed in accordance with and governed by the laws of the State of New York, without giving effect to the principles of conflict of laws thereof.

                  15. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein will not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto will be enforceable to the fullest extent permitted by law.

                  16. Jurisdiction; Consent to Service of Process. Each party hereby irrevocably submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York located in New York, New York or the United States District for the Southern District of New York (as applicable, a "New York Court"), and any appellate court from any such court, in any suit, action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment resulting from any such suit, action or proceeding, and each party hereby irrevocably and unconditionally agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in the New York Court. Each party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, (i) any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in the New York Court, (ii) the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court, and (iii) the right to object, with respect to such suit, action or proceeding, that such court does not have jurisdiction over such party. Each party irrevocably consents to service of process in any manner permitted by law.

                  17. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT.

                  18. Termination.

                        (a) This Agreement shall terminate on the later of (the "Termination Date"): (i) the date on which the Investor no longer beneficially owns 10% of the outstanding Common Stock of the Company; (ii) the date on which an employee, officer, director, agent or Affiliate of the Investor or of any of its Affiliates no longer serves on the Board of Directors of the Company; and
(iii) the date on which the Investor or an Affiliate of the Investor no longer has the right, by contract or otherwise, to designate at least one director to serve on the Board of Directors of the Company. Notwithstanding the foregoing, the Company shall comply with the all of the provisions of the Agreement after the Termination Date with respect to any Proposed Additional Issuance, any Actual Additional Issuance or any Sale which has commenced prior to the Termination Date and which is consummated after the Termination Date. In such instance, once the Company has complied with all of the provisions of this Agreement with respect to such Proposed Additional Issuance, such Actual Additional Issuance or such Sale, this Agreement shall be terminated.

                        (b) Notwithstanding Section 18(a) above, this Agreement shall terminate and be of no further force and effect as to the Investor and its Affiliates upon the occurrence of an Escrow Unwind pursuant to the Escrow Agreement. Upon termination of this Agreement pursuant to this Section 18(b), if the Company has not sold any Other Securities to the Investor in a Proposed Additional Issuance as described in Section 4 herein, the Company shall return to all Pay-to-Play Holders the $25,000.00 such Holder paid for the right to participate under Section 4 herein.





                            [Signature page follows]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                    WILTEL COMMUNICATIONS GROUP, INC.


                                    By:  /s/ Howard S. Kalika
                                         ---------------------------------------
                                         Name: Howard S. Kalika
                                         Title: Vice President


                                    LEUCADIA NATIONAL CORPORATION



                                    By:  /s/ Joseph A. Orlando
                                         ---------------------------------------
                                         Name: Joseph A. Orlando
                                         Title: Vice President and Chief
                                                Financial Officer

                                    EXHIBIT A

                                    AFFIDAVIT

                  By executing signature line(s), the undersigned hereby certifies that he/she/it is the principal beneficial owner of the principal amount of claims set forth below (excluding interest thereon on the Effective Date of October 15, 2002). The undersigned understands that, as the beneficial owner of securities set forth below, it has been granted Common Stock in a new company (the "New Company") pursuant to a plan of reorganization (the "Plan") for Williams Communications Group, Inc. filed with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"), and that it may be granted certain stockholder rights under a Stockholder Rights and Co-Sale Agreement (the "Agreement") by and between the New Company and Leucadia National Corporation, a copy of which was filed with the Bankruptcy Court pursuant to Section 5.4 of the Plan (each such document, a "Plan Document").

                  The undersigned certifies that it is (i) the sole beneficial owner of the securities set forth below, or (ii) if not the sole beneficial owner of the securities set forth below, shares beneficial ownership of the securities set forth below with the additional signatories set forth below.

                  The undersigned holder understands that to be granted rights under the Agreement, it must fill in the information on this form and return it to ____________, at the address set forth below, on or before 90 days after the Effective Date.

                  The undersigned also understand that it may be granted certain participation rights in connection with additional issuances of Other Securities (as described in the Agreement) only if it pays [by wire transfer to the account set forth below] [by bank, cashier's or certified check made payable to WilTel Communications Group, Inc. and delivered to the address set forth below] $25,000.00 in immediately available funds on or prior to the 90th day following the Effective Date. The undersigned also understand that if the Agreement is terminated upon the occurrence of an Escrow Unwind (as provided in Section 18(b) of the Agreement) and the conditions of Section 18(b) have been satisfied, the $25,000.00 shall be refunded to the undersigned as provided therein.

                  SUBMISSION OF THIS AFFIDAVIT WILL ENTITLE THE UNDERSIGNED TO RIGHTS UNDER THE AGREEMENT BUT THESE RIGHTS ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE AGREEMENT, A COPY OF WHICH WAS FILED WITH THE BANKRUPTCY COURT AS A PLAN DOCUMENT.

                  In order to be able to receive notices under the Agreement, it is the undersigned's responsibility to provide the New Company with any changes in address at the New Company's address set forth below:

         WilTel Communications Group, Inc.
         One Technology Center
         Tulsa, Oklahoma  74103

         Name of Holder:
                         ------------------------

         By:
                  -------------------------------
                  Authorized Representative
         Name:
         Title:

         If more than one beneficial owner:

         Name of other beneficial owner:

         By:
                  -------------------------------
                  Authorized Representative
         Name:
         Title:


         Name of other beneficial owner:
                                          --------------------
         By:
                  -------------------------------
                  Authorized Representative
         Name:
         Title:

         Holder's Beneficial Ownership of Securities of Williams Communications Group, Inc. (Principal Amount excluding interest):

         10.70% Senior Redeemable Notes due 10/1/2007   $
                                                         -----------------------
         10.875% Senior Redeemable Notes due 10/1/2009  $
                                                         -----------------------
         11.70% Senior Redeemable Notes due 8/1/2008    $
                                                         -----------------------
         11.875% Senior Redeemable Notes due 8/1/2010   $
                                                         -----------------------

                                    EXHIBIT B

                          FORM OF ASSUMPTION AGREEMENT

         The undersigned hereby agrees, effective as of the date hereof, to become a party to, and be bound by the provisions of, that certain Stockholder Rights and Co-Sale Agreement (the "Agreement") dated as of October 15, 2002 by and between WilTel Communications Group, Inc. and Leucadia National Corporation and for all purposes of the Agreement, the undersigned will be included within the term "Investor" (as defined in the Agreement). The address and facsimile number to which notices may be sent to the undersigned is as follows:


----------------------------

----------------------------

----------------------------
Facsimile No.
              --------------


                                                [Name]


                                                By:
                                                    ----------------------------
                                                    Name:
                                                    Title:


                                       3